Exhibit 10.19
UCI HOLDCO, INC.

RESTRICTED STOCK AGREEMENT

GRANT NOTICE

Unless otherwise defined herein, the terms defined in the Amended and Restated Equity Incentive Plan of UCI Holdco, Inc., as amended from time to time (the “Plan”), shall have the same defined meanings in this Restricted Stock Agreement, which includes the terms in this Grant Notice (the “Grant Notice”) and Appendix A attached hereto (collectively the “Agreement”).

On April 21, 2007, you were granted an option to purchase 3,500 shares of Common Stock, pursuant to a Non-Qualified Stock Option Agreement (the “Option Agreement”), at an exercise price of $105.00 per share, subject to the terms of the Option Agreement (the “Option”).

As described in this Agreement you are being offered the opportunity to exchange the Option for a grant of Restricted Stock, as described herein, subject to the terms and conditions of the Plan and this Agreement.

The number of shares of Restricted Stock and the vesting provisions applicable thereto that you are being offered in exchange for the Option are as follows:

Participant:	Keith Zar

Grant Date:	December 23, 2008

Total Number of Shares of Restricted Stock:	9,280

Type of Restricted Stock	Common Stock

Vesting Schedule:	The shares of Restricted Stock will vest only upon a Change of Control (as defined in Appendix A) of the Company

Your signature below indicates your agreement and understanding that (i) the Restricted Stock is being offered to you in exchange for the Option and that by accepting this grant of Restricted Stock, you hereby surrender the Option and forgo all rights you have with respect thereto and (ii) the Restricted Stock is subject to all of the terms and conditions contained in this Agreement, including the Grant Notice and Appendix A, the Stockholders Agreement and the Plan.  ACCORDINGLY, PLEASE BE SURE TO READ ALL OF APPENDIX A, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THE RESTRICTED STOCK.

UCI HOLDCO, INC.Holder:		PARTICIPANT:

By:	/s/ Bruce Zorich	By:	/s/ Keith Zar
Print Name:	Bruce Zorich	Print Name:	Keith Zar
Title:	CEO

APPENDIX A
TO THE RESTRICTED STOCK AGREEMENT

Pursuant to this Agreement, the Company has awarded to the Participant the number of shares of Restricted Stock under the Plan, as set forth in the Grant Notice, in exchange and as complete payment for the Option.

ARTICLE I.  GENERAL
1.1         Definitions.

(a)            “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act.  For the purpose of the Plan and Agreement, Affiliates of Carlyle Partners III, L.P., a Delaware limited partnership, shall include all Persons directly or indirectly controlled by TC Group, LLC, a Delaware limited liability company.

(b)           “Board” shall mean the Board of Directors of the Company

(c)            “Change in Control” shall mean a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries, a Principal Stockholder, any Affiliate of a Principal Stockholder or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company or a Principal Stockholder) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition.

(d)           “Committee” shall mean the Committee appointed pursuant to Section 7.1 of the Plan.

(e)            “Company” shall mean UCI Holdco, Inc.

(f)             “Grant Date” shall mean the date specified in the Grant Notice.

(g)            “Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

(h)            “Plan” shall mean the Amended and Restated Equity Incentive Plan of UCI Holdco, Inc.

(i)            “Principal Stockholder(s)” shall mean Carlyle Partners III, L.P., a Delaware limited partnership, or any of its Affiliates to which (a) the Carlyle Partners III, L.P. or any other Person transfers Common Stock, or (b) the Company issues Common Stock.

(j)             “Stockholders Agreement” shall mean that certain agreement by and between the Participant and the Company which contains certain restrictions and limitations applicable to the shares of Restricted Stock (and to other shares of Common Stock, if any, held by the Participant during the term of such agreement).  The Board, in its discretion, shall determine the terms of the Stockholders Agreement and may amend the terms thereof from time to time.  If the Participant is not party to the Stockholders Agreement as of the Grant Date, the grant of Restricted Stock shall be subject to the condition that the Participant enter into a Stockholders Agreement with the Company.

1.2         Incorporation of Terms.  The Restricted Stock is subject to the terms and conditions of the Plan and the Stockholders Agreement, which are each incorporated herein by reference.  In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.  All capitalized terms used in this Agreement without definition shall have the meanings ascribed in the Plan and the Grant Notice.

ARTICLE II.  AWARD OF RESTRICTED STOCK

2.1         Award of Restricted Stock; Surrender of Option.

(a)           Award.  As of the Grant Date, the Company issues to the Participant the number of shares of Restricted Stock set forth in the Grant Notice (the “Award”), in consideration of the Participant’s agreement to remain in the service or employ of the Company or one of its Subsidiaries, the surrender of the Option as described herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged.  Such shares of Restricted Stock and any Dividends (as defined below) whether vested or unvested shall sometimes be referred to herein as “Shares.”

(b)           Surrender of Option.   As of the Grant Date, in consideration of the grant of Restricted Stock pursuant to and subject to the terms of this Agreement, the Participant surrenders the Option.

(c)           Book Entry Form; Certificates.  At the sole discretion of the Committee, the Shares will be issued in either (i) uncertificated form, with the Shares recorded in the name of the Participant in the books and records of the Company’s transfer agent with appropriate notations regarding the Restrictions; or (ii) certificate form pursuant to the terms of Section 2.1(c).  For purposes of this Agreement, “Restrictions” shall include the forfeiture provision in Section 2.4.

(d)           Legend.  Shares issued pursuant to this Agreement shall bear such legend or legends as shall be determined by the Committee.

(e)           Escrow.  The Secretary of the Company or such other escrow holder as the Committee may appoint may retain physical custody of the certificates representing the Shares until all of the Restrictions lapse or shall have been removed.

2.2         Vesting of Restricted Stock.  Except as provided in Sections 2.3 and 2.4 below, none of the Shares of Restricted Stock shall become vested until immediately prior to the effective date of a Change of Control and all such Shares shall become vested at such time.

2.3         Discretionary Vesting.  The Committee in its sole discretion may accelerate the vesting of any portion of the Restricted Stock.

2.4         Forfeiture of Unvested Shares.  Notwithstanding anything to the contrary set forth herein, none of the Shares shall become vested if a Termination of Employment with respect to the Participant occurs prior to the effective date of a Change of Control and all Shares shall be immediately forfeited upon such a Termination of Employment.

2.5         Restrictions.

(a)          Tax Withholding; Conditions to Issuance of Certificates.   Notwithstanding any other provision of this Agreement:

(i)           The Participant is ultimately liable and responsible for all taxes owed in connection with the Restricted Stock, regardless of any action the Company or any of its Subsidiaries takes with respect to any tax withholding obligations that arise in connection with the Restricted Stock. Neither the Company nor any of its Subsidiaries makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding or vesting of the Restricted Stock or the subsequent sale of shares.  The Company and its Subsidiaries do not commit and are under no obligation to structure the Restricted Stock to reduce or eliminate the Participant’s tax liability.

(ii)          Prior to any tax withholding becoming due, the Participant must make arrangements satisfactory to the Committee to satisfy such withholding and must satisfy such tax withholdings when due.  The Company (or the employing Subsidiary) may withhold a portion of the shares of Restricted Stock that have an aggregate Fair Market Value sufficient to pay the minimum federal, state and local income, employment and any other applicable taxes required to withheld by the Company or the employing Subsidiary with respect to the shares.  Notwithstanding any contrary provision of this Agreement, no vested Shares will be issued unless and until satisfactory arrangements (as determined by the Committee) will have been made by the Participant with respect to the payment of any income and other taxes which the Company determines must be withheld or collected with respect to such Shares. In addition and to the maximum extent permitted by law, the Company (or the employing Subsidiary) has the right to retain without notice from salary or other amounts payable to the Participant, cash having a value sufficient to satisfy any tax withholding obligations that cannot be satisfied by the withholding of otherwise deliverable Shares.

(iii)         The Company shall not be required to issue or deliver any certificate or certificates for any Shares prior to the fulfillment of all of the following conditions:  (A) the admission of the Shares to listing on all stock exchanges on which such Shares are then listed, (B) the completion of any registration or other qualification of the Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or other governmental regulatory body, which the Committee shall, in its sole and absolute discretion, deem necessary and advisable, (C) the obtaining of any approval or other clearance from any state or federal governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable and (D) the lapse of any such reasonable period of time following the date the Restrictions lapse or are removed as the Committee may from time to time establish for reasons of administrative convenience.

(b)          Rights as Stockholder.  Except as otherwise provided herein, upon the Grant Date the Participant shall have all the rights of a stockholder with respect to the Shares, subject to the Restrictions herein, including the right to receive all dividends or other distributions paid with respect to such Shares; provided, that, dividends and distributions (the “Dividends”) shall be subject to transfer restrictions, with respect to Dividends paid in Shares, and a risk of forfeiture to the same extent as the Shares with respect to which such Dividends have been distributed and the Committee may impose additional resale or other conditions on the Shares as it may determined in its sole discretion.  Accordingly, the Participant shall only be entitled to receive such Dividends when the Shares (with respect to which such Dividends have been distributed) vest pursuant to Article II.  Such ownership of Shares and Dividends shall be evidenced by book entries on the records of the Company and such Dividends shall be considered Restricted Stock herein.  Promptly following the vesting of Shares and the lapse of the transfer restrictions pursuant to this Agreement, Shares and cash and/or stock, as applicable evidencing such Dividends shall be transferred to the Participant (or his/her permitted transferees) by the Company with such legends as shall be determined by the Company.

ARTICLE III.  OTHER PROVISIONS

3.1           Not a Contract of Employment.  Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an employee or other Service Provider of the Company or any of its Subsidiaries.

3.2           Governing Law.   The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

3.3           Conformity to Securities Laws.  The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Awards are granted, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

3.4           Amendment, Suspension and Termination.  To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely effect the Award in any material way without the prior written consent of the Participant.

3.5           Notices.  Notices required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the Participant to his address shown in the Company records, and to the Company at its principal executive office.

3.6           Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Participant and his heirs, executors, administrators, successors and assigns.

3.7           Lockup Provision. The Participant shall agree, if requested by the Company and any underwriter engaged by the Company, not to sell or otherwise transfer or dispose of any securities of the Company (including, without limitation pursuant to Rule 144 under the Securities Act (or any successor or similar exemptive rule hereafter in effect)) held by them for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company’s initial public offering or 90 days in the case of any other public offering.

3.8           Participant Representation.  The Participant has no plan or intention to acquire any securities of the Company in addition to those Shares received hereunder, provided that acquisitions of the Company’s securities in any transactions on or after the Grant Date that are approved by the Company shall not be a breach of this representation.

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